Principal Healthcare Innovators Index ETF

Ticker Symbol	Principal U.S. Listing Exchange
BTEC	The Nasdaq Stock Market LLC
Principal Exchange-Traded Funds Summary Prospectus November 1, 2018
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.PrincipalFunds.com/ETFProspectus. You can also get this information at no cost by calling 1-800-787-1621 or by sending an email request to prospectus@PrincipalETFs.com.
This Summary prospectus incorporates by reference the Statutory Prospectus dated November 1, 2018 and the Statement of Additional Information dated November 1, 2018 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks to provide investment results that closely correspond, before expenses, to the performance of the Nasdaq Healthcare Innovators Index (the "Index").
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.42%
Other Expenses	—%
Total Annual Fund Operating Expenses (1)	0.42%

(1)
The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC (“PGI”) provides that, for the duration of the Management Agreement, PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under each Series 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Principal Healthcare Innovators Index ETF	$43	$135	$235	$530

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's annualized portfolio turnover rate was 33.6% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Index at the time of purchase. The Index uses a quantitative model designed to identify equity securities in the Nasdaq US Benchmark Index (the "Parent Index") (including growth and value stock) that are small and medium capitalization U.S. healthcare companies. Most of the companies in the Index are "early-stage companies" within the healthcare equipment and supplies, pharmaceuticals, biotechnology, and life sciences industries that are not yet consistently profitable. Examples include companies developing products and services and companies in the pre-marketing stage seeking regulatory approvals.
To be eligible for the Index, a security must be a component of the Parent Index, and each security must be classified as Health Care according to Industry Classification Benchmark (ICB). Securities are ranked based upon their market capitalization and liquidity. The Index employs a modified market capitalization weighting methodology; final eligible securities receive a maximum weight of 3%, and all excess weight is distributed proportionally across the remaining index securities. The Index is rebalanced semi-annually. Additionally, throughout the year securities that become ineligible for the Index are removed and not replaced. The Fund will make corresponding changes to its portfolio shortly after Index changes are made public. As of June 30, 2018, the Index included 190 components, and the Parent Index included 2,839 components. More detailed information about the Index methodology is provided in the prospectus under Fund Account Information.
The Fund employs a passive investment approach designed to attempt to track the performance of the Index. In seeking its objective, the Fund typically employs a "full replication" strategy which involves investing in all the securities that make up the Index, in the same approximate proportions as the Index. The Fund can, however, use a “sampling” methodology to purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The Fund can also invest in securities not included in the Index that the Advisor believes will help the fund track the Index.
The Fund will not concentrate its investments (invest more than 25% of its assets) in a particular industry except to the extent the Index is so concentrated. Given the present composition of the Index, the Fund expects to concentrate its investments in the healthcare industry.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:

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Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

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Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

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Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries.

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Healthcare Industry Risk. Given the present composition of the Index, the Fund expects to have more than 25% of its assets invested in the healthcare industry. A fund that invests in securities of companies in the healthcare industry (which are companies involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services) is subject to the direct risks of investing in such companies. These companies are subject to extensive competition (due to, among others, generic drug sales or the loss of patent protection), product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that a proposed product will ever come to market. Such companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Healthcare facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Market Trading Risks. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-787-1621 or online at www.principalfunds.com/etf-funds.
The bar chart shows the investment returns of the Fund’s shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's shares were first sold (August 19, 2016).

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Total Returns as of December 31 (1)

Highest return for a quarter during the period of the bar chart above:	Q1 '17	16.66%
Lowest return for a quarter during the period of the bar chart above:	Q4 '17	2.24%
(1) The year-to-date return as of September 30, 2018 is 18.26%.

Average Annual Total Returns (Based on NAV)
For the periods ended December 31, 2017	1 Year	Life of Fund
Return Before Taxes	36.31%	17.93%
Return After Taxes on Distributions	36.22%	17.87%
Return After Taxes on Distributions and Sale of Fund Shares	20.56%	13.73%
Nasdaq US Healthcare Innovators Index	37.00%	18.50%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC

•	Paul S. Kim (since 2016), Portfolio Manager

•	Mark R. Nebelung (since 2016), Portfolio Manager

•	Jeffrey A. Schwarte (since 2016), Portfolio Manager
Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants ("APs") who have entered into agreements with the Fund’s distributor and only in blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of securities, but may include a cash component. (See "Purchase and Redemption of Creation Units" in the Statement of Additional Information for more information.)
Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

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Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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